                         NOTICE OF GUARANTEED DELIVERY

                                   to Tender
                    Outstanding 73/4% Senior Notes due 2012
                                      of

                      PLAINS ALL AMERICAN PIPELINE, L.P.
                               PAA FINANCE CORP.

                 Pursuant to the Exchange Offer and Prospectus
                            dated __________, 2002

   As set forth in the Prospectus, dated __________, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus") of Plains All American Pipeline, L.P. and PAA Finance Corp. (the "Issuers") under the caption "Exchange Offer-- Guaranteed Delivery Procedures" and in the Letter of Transmittal to Tender 73/4% Senior Notes due 2012 of the Issuers, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 73/4% Senior Notes due 2012 (the "Outstanding Notes") of the Issuers are not immediately available,
(ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.


  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
                       OFFER IS EXTENDED BY THE ISSUERS.


                 The Exchange Agent for the Exchange Offer is:

                      Wachovia Bank, National Association

                           By Overnight Courier and
        By Mail:               By Hand Delivery:            By Facsimile:
     Wachovia Bank,             Wachovia Bank,             (704) 590-7628
  National Association       National Association           (For Eligible
  Customer Information       Customer Information        Institutions Only)
         Center                     Center              Confirm By Telephone:
     Corporate Trust            Corporate Trust            (704) 590-7409
   Operations - NC1153        Operations - NC1153
 1525 West W. T. Harris     1525 West W. T. Harris
       Blvd. - 3C3                Blvd. - 3C3
Charlotte, North Carolina  Charlotte, North Carolina
          28288                   28262-1153
   Attention: Tiffany         Attention: Tiffany
        Williams                   Williams
(registered or certified
    mail recommended)

   Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

   The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

   The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 P.M., New York City time, on ____________, 2002, unless extended by the Issuers.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                   DESCRIPTION OF OUTSTANDING NOTES TENDERED
--------------------------------------------------------------------------------
Certificate Number(s) (if  Aggregate Principal Amount     Principal Amount
  known) of Outstanding         Represented by                Tendered
 Notes or Account Number       Outstanding Notes
    at the Book-Entry
         Facility
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Total:                     Total:
--------------------------------------------------------------------------------

                                          PLEASE SIGN AND COMPLETE
 Signature(s): _________________________   Name(s): _________________________________________________________
 Address: ______________________________   Capacity (full title), if signing
                                           in a representative capacity: ____________________________________
 (Zip Code) ____________________________   --------------------------------

 Area Code and Telephone Number: Number:   Taxpayer Identification or Social Security
-------------------------------------      Number: __________________________________________________________
 Dated: ________________________________

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                   (Not to be used for signature guarantees)

   The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


 Name of Firm: _________________________________________________________________
 Address: ______________________________________________________________________
 _______________________________________________________________________________
 Area Code and Telephone No.: __________________________________________________

 Authorized Signature: _________________________________________________________
 Name: _________________________________________________________________________
 Title: ________________________________________________________________________
 Dated: ________________________________________________________________________


NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM.
         CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.